UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 20, 2007



                                J.W. MAYS, INC.
            (Exact name of registrant as specified in its charter)




         New York                     1-3647                   11-1059070
     (State or other         (Commission File Number)         (IRS Employer
       jurisdiction                                      Identification No.)
    of incorporation)

                 9 Bond Street, Brooklyn, New York 11201-5805
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (718) 624-7400

                                      N/A
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?   Written  communications pursuant to Rule 425 under the Securities  Act  (17
   CFR 230.425)

?   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
   240.14a-12)

?   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under   the
   Exchange Act (17 CFR 240.14d-2(b))

?   Pre-commencement communications pursuant to Rule 13e-4(c) under the
   Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On November 20, 2007, the Board of Directors of J.W. Mays, Inc. (the "Company") approved amendments to Article V of the Company's By-Laws to permit the use of uncertificated shares of stock so that the Company may be in compliance with new NASDAQ rules requiring listed securities, such as the Company's shares of Common Stock, par value $1 per share, to be eligible for a Direct Registration Program. In addition, Article V, Section 5.4 was amended to mirror amendments made to the New York Business Corporation Law relating to record dates for the determination of shareholders entitled to notice of meetings, to express consent without a meeting, to receive payment of any dividend or other action. The amendments are effective November 20, 2007.

     The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the By-Laws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference into this Item 5.03. A copy of the By-Laws marked to show the changes to Article V is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.    Description

3.1       By-Laws of J.W. Mays, Inc.

3.2       By-Laws of J.W. Mays, Inc. marked to show the changes to Article V.

                               SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              J.W. Mays, Inc.
                              (Registrant)

November 20, 2007             By:  /s/ Mark Greenblatt

                                Mark Greenblatt
                                Principal Financial Officer

                              EXHIBIT INDEX

Exhibit No.    Description

3.1       By-Laws of J.W. Mays, Inc.

3.2       By-Laws of J.W. Mays, Inc. marked to show the changes to
Article V.

                                                                    Exhibit 3.1
                                J.W. MAYS, INC.

                                --------------

                                    BY-LAWS

                                   ARTICLE I

                           MEETINGS OF SHAREHOLDERS



SECTION:

     1.1. Annual Meetings. The annual meeting of the shareholders of J.W. Mays, Inc. (hereinafter called the Corporation), for the election of directors and for the transaction of such other business as may be brought before the meeting, shall be held on the second to last or the last Tuesday of November of each year, or as soon thereafter as practicable, and shall be held at the date, place and time determined by the board of directors (the "Board").

     1.2. Special Meetings. Special meetings of the shareholders may be called by resolution of the Board or by the President and shall be called by the President upon the written request (stating the purpose or purposes of the meeting) of a majority of the Board or of the holders of 20% of the outstanding shares entitled to vote. Only business related to the purposes set forth in the notice of the meeting may be transacted at a special meeting. The time and place at which any special meeting of the shareholders shall be held shall be fixed by the Board or the President, as the case may be, who shall have called such meeting; provided, however, that the time so fixed shall be such as will permit the giving of notice as hereinafter provided in Section
1.4. Special meetings may also be called and held in such cases and in such manner as may be specifically provided by law.

     1.3. Place of Meetings. Meetings of the shareholders may be held in or outside New York State.

     1.4. Notice of Meetings; Waiver of Notice. Written notice of each meeting of shareholders shall be given to each shareholder entitled to vote at the meeting, except that (a) it shall not be necessary to give notice to any shareholder who waives, in person or by proxy, such notice in writing including waiver by telegraph, cable or wireless whether before or after the meeting, and (b) no notice of an adjourned meeting need be given if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken except as may otherwise be required by law. Each notice of meeting shall be given, personally or by mail, not less than 10 nor more than 50 days before the meeting and shall state the place, date and hour of the meeting, and unless it is the annual meeting, shall state at whose direction the meeting is called and the purposes for which it is called. If mailed, notice shall be considered given when deposited in the United States mail, with postage thereon prepaid, directed to the shareholder at his address as it appears on the record of shareholders or to such other address as he may direct by notice in writing to Corporation. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of the meeting, shall constitute a waiver of notice by him.

     1.5. Quorum. The presence in person or by proxy of the holders of majority of the shares entitled to vote shall constitute a quorum for the transactions of any business. In the absence of a quorum a majority in voting interest of those present or, in the absence of all the shareholders, any officer entitled to preside at or to act as secretary of the meeting, may adjourn the meeting until a quorum is present. At any adjournment meeting at which a quorum is present any action may be taken which might have been taken at the meeting as originally called.

     1.6. Voting; Proxies. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy. Each shareholder of record shall be entitled at every meeting of shareholders to one vote for every share registered in his name on the record of shareholders. Corporate action to be taken by shareholder vote, other than the election of directors, shall be authorized by a majority of the votes cast at a meeting of shareholders, except as otherwise provided by law. Directors shall be elected in the manner provided in Section 2.3 of these by-laws. Voting need not be by ballot unless requested by a shareholder at the meeting or ordered by the person presiding at the meeting. Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after eleven months from its date unless it provides otherwise.

     1.7. Inspectors of Election. The person presiding at a meeting of shareholders may appoint one or more inspectors who may be shareholders or their proxies, but not directors of the Corporation or candidates for such office. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspector or inspectors shall have such duties and powers prescribed by law. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them, shall be prima facie evidence of the facts stated and of the vote as certified by them.

                                  ARTICLE II

                              BOARD OF DIRECTORS

SECTION:

     2.1. General Powers and Qualification. The business of the Corporation shall be managed by the board of directors each of whom shall be at least 21 years of age. At least one of them shall be a citizen of the United States and a resident of the State of New York. Directors need not be shareholders of the Corporation.

     2.2. Manner of Determining Number of Directors to be Chosen. The number of directors to be chosen within the maximum limits fixed by the certificate of incorporation, shall be determined in the following manner: At each meeting of shareholders for the election of directors and before the taking of a vote thereon, the number of directors to be elected at such meeting shall be fixed and determined by a majority vote of the stock represented at the meeting in person or by proxy, provided, however, that at any time or times between annual elections of directors, the existing directors may, by a majority vote of the entire Board, increase the number of directors up to the maximum limits fixed by the certificate of incorporation and in connection with any such increase, the directors may, by like vote, designate the additional director or directors who shall continue in office until the next annual meeting and until his successor shall be elected and qualified. By a majority vote of the entire Board, the Board may decrease the number of directors to not less than three but no decrease shall shorten the term of any incumbent director.

     2.3. Elections. Directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election and shall hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

     2.4. Resignations. Any director of the Corporation may resign at any time by giving written notice to the President or the Secretary. Such resignation shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     2.5. Vacancies. Any vacancy in the Board, whether caused by death, resignation or removal with or without a cause or otherwise may be filled by the vote of a majority of the directors then in office, though less than a quorum. Vacancies occurring in the Board by reason of removal of a director without cause by shareholders may also be filled by vote of shareholders at a special meeting called for that purpose.

     2.6. Place of Meetings. Meetings of the Board may be held in or outside New York State.

     2.7. Annual and Regular Meetings. Annual meetings of the Board, for the election of officers and consideration of other matters, shall be held either
(a) without notice immediately after the annual meeting of shareholders and at the same place, or (b) as soon as practicable after the annual meeting of shareholders, on notice as provided in Section 2.8 of these by-laws. Regular meetings of the Board may be held without notice if the time and place of such meetings are fixed by the Board. If the day fixed for a regular meeting is a legal holiday, the meeting shall be held on the next business day.

     2.8. Special Meetings. Special meetings of the Board shall be held upon notice to the directors and may be called by the Chairman of the Board, either of the Co-Chairmen, if so elected by the Board, the President or by any two of the directors.

     2.9. Notice of Meetings; Waiver of Notice. Notice of the time and place of each special meeting of the Board, and of each annual meeting not held immediately after the annual meeting of shareholders and at the same place, shall be given to each director by mailing it to him at his residence or usual place of business at least three days before the meeting or by delivering or telephoning or telegraphing it to him at least two days before the meeting. A notice, or waiver of notice, need not specify the purpose of any regular or special meeting of the Board. Notice need not be given to any director who submits a signed waiver of notice before or after the meeting, or who attends the meeting without protesting the lack of notice to him, either before the meeting or when it begins. Any meeting of the Board shall be a legal meeting without any notice having been given or regardless of the giving of any notice or the adoption of any resolution in reference thereto, if every member of the Board shall be present thereat.

     2.10. Removal of Directors. Any or all of the directors may be removed at anytime, either with or without cause, by vote of the shareholders, and any of the directors may be removed for cause by action of the Board.

     2.11. Quorum and Action by the Board. At all meetings of the Board, the presence of a majority of the directors then in office, but in no event less than three, shall be necessary to constitute a quorum, except as provided in
Section 2.5 of these by-laws. Unless otherwise provided by law or these by-laws, the vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board. In the absence of a quorum, a majority of the directors present may adjourn the meeting sine die, or from time to time until a quorum is present. Notice of any adjourned meeting need not be given otherwise than by announcement at the meeting at which the adjournment is taken.

     2.12. Executive Committee. The Board, by resolution adopted by a majority of the entire Board, may designate an Executive Committee of three or more directors which shall have all the authority of the Board, except as otherwise provided in the resolution or by law, and which shall serve at the pleasure of the Board. All action of the Executive Committee shall be reported to the Board at its next meeting. The Executive Committee shall adopt rules of procedure and shall meet as provided by those rules or by resolutions of the Board.

     2.13. Other Committees. The Board, by resolution adopted by a majority of the entire Board, may designate other committees of directors, to serve at the Board's pleasure, with such powers and duties as the Board determines.

     2.14. Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member or members at any meeting of such committee.

     2.15. Compensation. Directors shall receive such compensation as the Board determines, together with reimbursement of their reasonable expenses in connection with the performance of their duties. A director may also be paid for serving the Corporation, its affiliates or subsidiaries in other capacities.

     2.16. Action Without Meeting. Any action required or permitted to be taken by the Board or any committee thereof may be taken without a meeting if all members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

     2.17. Participation in Board or Committee Meetings by Conference Telephone. Any one or more members of the Board or any committee thereof may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time.
Participation by such means shall constitute presence in person at a meeting.

                                  ARTICLE III

                                   OFFICERS

SECTION:

     3.1. Number; Powers and Duties. The executive officers of the Corporation shall be the Chairman of the Board [if so elected by the Board] or either or both of the Co-Chairmen [if so elected by the Board], the President, one or more Vice Presidents (including, at the election of the Board, a Senior Vice President and one or more Executive Vice Presidents), a Secretary, a Treasurer, and such other officers as it may determine. Any two or more offices may be held by the same person, except the offices of President and Secretary. The executive officers shall have such authority and perform such duties in the management of the Corporation as may be provided in these by-laws, or to the extent not so provided, by the Board. In the case of more than one person holding an office of the same title, any one of them may perform the duties of the office except insofar as the Board of Directors may otherwise direct.

     3.2. Election; Term of Office. The executive officers of the Corporation shall be elected annually by the Board and each such officer shall hold office, subject to the provisions of law and of these by-laws, until the next annual meeting of the Board and until his successor has been elected and qualified.

     3.3. Subordinate Officers. The Board may appoint subordinate officers (including a Controller, one or more Assistant Secretaries and Assistant Treasurers), agents or employees, each of whom shall hold office for such period and have such powers and duties as the Board determines. The Board may delegate to any executive officer or to any committee the power to appoint, define the powers and duties and fix the compensation of, any subordinate officers, agents or employees.

     3.4. Resignation and Removal of Officers. Any officer may resign at any time by giving written notice to the President or the Secretary. Any such resignation shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any officer elected or appointed by the Board or appointed by an executive officer or by a committee may be removed by the Board either with or without cause.

     3.5. Vacancies. A vacancy in any office may be filled for the unexpired term in the manner prescribed in Sections 3.2 and 3.3 of these by-laws for election or appointment to the office.

     3.6. Chairman or Co-Chairmen of the Board. There may be one Chairman of the Board or, if so elected by the Board, there may be two individuals serving as Co-Chairmen. The Board of Directors may from time to time determine the respective responsibilities of the Co-Chairmen. Any conflict between the Co-Chairmen shall be resolved by a vote of a majority of the entire Board. The Chairman of the Board, or one of the Co-Chairmen, as determined by the Board, shall be the Chief Executive Officer of the Corporation. The Chairman of the Board, or either of such Co-Chairmen, if so elected by the Board, shall preside at all meetings of the Board and of the shareholders, and shall have such other powers and duties in the management of the Corporation as such Chairman or Co-Chairmen of the Board or as a Chief Executive Officer usually has or as the Board assigns to him or them, as the case may be. In the event that the Board elects Co-Chairmen, either or both may be designated officers of the Corporation.

     3.7. The President. The President shall be the Chief Operating Officer of the Corporation and shall, in the absence of the Chairman of the Board, or the Co-Chairmen, if so elected by the Board, or in case of his [or their] inability to act, or at the request of the Chairman of the Board, or one of the Co-Chairmen, if so elected by the Board, preside at meetings of the Board and of the shareholders, and shall be a member of all standing committees appointed by the Board. Subject to the powers of the Chairman of the Board, or the Co-Chairmen, if so elected by the Board, and the provisions of Section 3.6 and subject further to the control of the Board, he shall have general supervision over the business of the Corporation and shall have such other powers and duties as Presidents of corporations usually have or as the Board or the Executive Committee, if any, assigns him.

     3.8. The Vice Presidents. In the absence or inability to act of the President, the Senior Vice President (if there be one, and, if not, then the Vice President, including any Executive Vice President, designated by the Board), shall perform all the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President under these by-laws. The Vice Presidents shall perform such other duties and have such authority as from time to time may be assigned to them by the Board or the President.

     3.9. The Treasurer and Assistant Treasurer. The Treasurer shall be the chief financial officer of the Corporation and shall be in charge of the Corporation's books and accounts. Subject to the control of the Board, he shall have such other powers and duties as the Board or the President assigns to him.

     In the absence or inability to act of the Treasurer, the Assistant Treasurer designated by the Board shall perform all the duties of the Treasurer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer under these by-laws.

     3.10. The Secretary and Assistant Secretary. The Secretary shall be the secretary of, and keep the minutes of, all meetings of the Board and of the shareholders, shall be responsible for giving notice of all meetings of shareholders and of the Board, shall keep the seal and, when authorized by the Board, shall apply it to any instrument requiring it. Subject to the control of the Board, he shall have such other powers and duties as the Board or the President assigns to him.

     In the absence or inability to act of the Secretary, the Assistant Secretary designated by the Board shall perform all of the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary imposed by these by-laws. In the absence of the Secretary or an Assistant Secretary from any meeting, the minutes shall be kept by the person appointed for that purpose by the presiding officer.

     3.11. Security; Surety Bond. The Board may require any officer, agent or employee to give security for the faithful performance of his duties. Such security may be in the form of a bond in such sum and with such surety or sureties as the Board may approve.

     3.12. Salaries. The salaries of the officers shall be fixed from time to time by the Board, provided, however, that the Board may authorize the President to fix the salary of any other officer. No officer shall be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation.

                                  ARTICLE IV

                    VOTING UPON STOCK IN OTHER CORPORATIONS

SECTION:

     4.1. Manner of Voting. Unless otherwise ordered by the Board, any shares of stock held by the Corporation in any other corporation may be voted on behalf of the Corporation by the Chairman of the Board, or either of the Co-Chairmen, if so elected by the Board, or the President of the Corporation.

                                   ARTICLE V

                                SHARES OF STOCK

SECTION:

     5.1. Certificates for Stock. The stock of the Corporation may be represented by certificates in such form as shall be approved by the Board or may be uncertificated as provided by New York law and shall be entered in the books of the Corporation and registered as they are issued. Any certificates representing shares of stock shall be signed by the Chairman of the Board, or one of the Co-Chairmen, if so elected by the Board, or the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation; provided, however, that such seal may be a facsimile engraved or printed. The signatures of the officers upon a certificate may be facsimiles engraved or printed if the certificate is countersigned by a Transfer Agent or registered by a Registrar other than the Corporation itself or its employee. In case any officer who has signed or whose facsimile signature has been placed upon the certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

     Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice that shall set forth the name of the Corporation, that the Corporation is organized under the laws of the State of New York, the name of the shareholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares of stock imposed by the Corporation's Certificate of Incorporation, these By-Laws, any agreement among shareholders or any agreement between shareholders and the Corporation.

     5.2. Transfers of Stock. Upon surrender to the Corporation or the Transfer Agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to evidence the issuance of uncertified shares to the shareholder entitled thereto, cancel the old certificate and record the transaction upon the Corporation's books. Upon the surrender of any certificate for transfer of stock, such certificate shall at once be conspicuously marked on its face "Cancelled" and filed with the permanent stock records of the Corporation.

     Upon receipt of proper transfer instructions from the registered owner of the uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the Corporation. If the Corporation has a Transfer Agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

     No transfers of shares shall be valid as against the Corporation, its shareholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until it shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

     5.3. Lost, Destroyed or Stolen Certificates. The Corporation may issue a new certificate representing shares of stock of the Corporation in the place of any certificate theretofore issued by it or uncertificated shares in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, destroyed or stolen. The Board may, in its discretion, as a condition to the issue of any such new certificate or uncertificated shares in lieu thereof, require the owner of the lost, destroyed or stolen certificate, or his legal representative, to make proof satisfactory to the Board of the loss, destruction or theft thereof and to give the Corporation a bond in such sum, and with such surety or sureties as the Board may direct sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, destruction or theft of any such certificate or the issuance of any such new certificate or uncertificated shares in lieu thereof.

     5.4. Fixing Record Date. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purposes of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date under this section for the adjourned meeting.

                                  ARTICLE VI

                                 MISCELLANEOUS

SECTION:

     6.1. Reserves. In its absolute discretion, the Board may, from its earned surplus or capital surplus, create reserves in such amount or amounts for any proper purpose or purposes which the Board may think conducive to the best interests of the Corporation and may increase, decrease or abolish any such reserve.

     6.2. Seal. The corporate seal shall be in the form of a circle and shall bear the full name of the Corporation, the year of its organization, and the words "Corporate Seal N.Y." or words and figures of similar import. In lieu of the corporate seal, when so authorized by the Board, facsimiles thereof may be impressed or affixed or reproduced.

     6.3. Fiscal Year. The Board may determine the Corporation's fiscal year. Until changed by the Board, the Corporation's fiscal year shall commence on August 1 and terminate at the close of business on July 31.

     6.4.  Definitions.

      (a) Certificate of Incorporation shall mean the certificate of incorporation of the Corporation, as amended, supplemented or restated by certificate of amendment, merger or consolidation or other certificates or instruments filed or issued under any statute, from time to time.

      (b) The words "entire board" mean the total number of directors which the Corporation would have if there were no vacancies.

                                  ARTICLE VII

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION:

     7.1. Except to the extent expressly prohibited by the New York Business Corporation Law, the Corporation shall indemnify each person made, or threatened to be made, a party to any action or proceeding, whether criminal or civil, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation, or is or was serving, in any capacity, at the request of the Corporation, any other corporation, or any partnership, joint venture, trust, employee benefit plan or other enterprise, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees and expenses, reasonably incurred in enforcing such person's right to indemnification, incurred in connection with such action or proceeding, or any appeal therein, provided that no such indemnification shall be made if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled, and provided further that no such indemnification shall be required with respect to any settlement or other nonadjudicated disposition of any threatened or pending action or proceeding unless the Corporation has given its prior consent to such settlement or other disposition.

     7.2. The Corporation shall advance or promptly reimburse upon request any person entitled to indemnification hereunder for all reasonable expenses, including attorneys' fees and expenses, reasonably incurred in defending any action or proceeding in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of such person to repay such amount if such person is ultimately found not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced or reimbursed exceed the amount to which such person is entitled; provided, however, that such person shall cooperate in good faith with any request by the Corporation that common counsel be used by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

     7.3. Nothing herein shall limit or affect any right of any director, officer or other corporate personnel otherwise than hereunder to indemnification of expenses, including attorneys' fees, under any statute, rule, regulation, certificate of incorporation, by-law, insurance policy, contract or otherwise; without affecting or limiting the rights of any director, officer or other corporate personnel pursuant to this Article VII, the Corporation is authorized to enter into agreements with any of its directors, officers or other corporate personnel extending rights to indemnification and advancement of expenses to the fullest extent permitted by applicable law.

     7.4. Anything in these by-laws to the contrary notwithstanding, no elimination or amendment of this Article VII adversely affecting the right of any person to indemnification or advancement of expenses hereunder shall be effective until the 60th day following notice to such person of such action, and no elimination of or amendment to this Article VII shall deprive any such person's rights hereunder arising out of alleged or actual occurrences, acts or failures to act prior to such 60th day.

     7.5. The Corporation shall not, except by elimination or amendment of this Article VII in a manner consistent with the preceding Section 7.4, take any corporate action or enter into any agreement which prohibits, or otherwise limits the rights of any person to, indemnification in accordance with the provisions of this Article VII. The indemnification of any person provided by this Article VII shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators and legal representatives.

     7.6. In case any provision in this Article VII shall be determined at any time to be unenforceable in any respect, the other provisions of this
Article VII shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors or officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

                                 ARTICLE VIII

                                  AMENDMENTS

SECTION:

          8.1. Amendments. By-laws may be amended, repealed or adopted by the shareholders or by a majority of the entire Board, but any by-law adopted by the Board may be amended or repealed by the shareholders. If any by-law regulating an impending election of directors is adopted, amended or repealed by the Board, the notice of the next meeting of shareholders for the election of directors shall set forth the by-law so adopted, amended or repealed, together with a concise statement of the changes made.